                                                                     EXHIBIT 4.1


             NUMBER                                      SHARES
     CN

           COMMON STOCK                               COMMON STOCK
                                                    CUSIP 30150K 10 0
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


                            EXECUSTAY CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

This Certifies that






is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF. PAR VALUE $.01 PER SHARE
                                      OF
EXECUSTAY CORPORATION transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

              Witness the seal of the Corporation and the signatures of its duly authorized officers.

                 Dated:


    CHIEF EXECUTIVE OFFICER                        SECRETARY


COUNTERSIGNED AND REGISTERED
NORWEST BANK MINNESOTA, N.A.

TRANSFER AGENT AND REGISTRAR

BY [SIG]

AUTHORIZED SIGNATURE

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                            EXECUSTAY CORPORATION

        A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said corporation to any stockholder upon request and without charge.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with rights of
           survivorship and not as tenants in
           common

UNIF GIFT MIN ACT --               Custodian
                     -------------           -------------
                        (Cust)                  (Minor)
                        under Uniform Gifts to Minors
                        Act
                           -------------------------------
                                    (State)


   Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

For value received, ____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                  ASSIGNEE)

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                                                                        Shares
------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------        ---------------------------------------------
                                  NOTICE: The signatures to this
                                  assignment must correspond with the notes as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------